UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2025

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NUTANIX, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-37883	27-0989767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1740 Technology Drive, Suite 150

San Jose, California 95110

(Address of Principal Executive Offices) (Zip Code)

(408) 216-8360

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000025 par value per share	NTNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 27, 2025, Nutanix, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fourth fiscal quarter and fiscal year ended July 31, 2025. A copy of this press release is attached hereto as Exhibit 99.1.

The information provided pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, or the Exchange Act or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 7.01. Regulation FD Disclosure.

On August 27, 2025, the Company issued a separate press release announcing that its Board of Directors has authorized the repurchase of up to $350 million of the Company’s Class A common stock. A copy of this press release is attached hereto as Exhibit 99.2.

The information provided pursuant to this Item 7.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the rules and regulations of the SEC thereunder, or the Exchange Act or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by Nutanix, Inc. on August 27, 2025
99.2	Press release issued by Nutanix, Inc. on August 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTANIX, INC.

Date: August 27, 2025	By:	/s/ Rukmini Sivaraman
Rukmini Sivaraman
Chief Financial Officer